Inventories	12 Months Ended
Dec. 31, 2022
Inventories [Abstract]
Inventories

7. Inventories

	December 31,	December 31,
	2022	2021

Concentrates	$1,694	$1,929
Finished goods	368	-
In-circuit work in progress	205	886
Ore on leach pads	-	1,515
Ore stockpiles	898	526
Spare parts and supplies	5,670	5,153
	8,835	10,009

Long-term ore on leach pads	-	6,505
Long-term ore stockpiles	-	1,395
	-	7,900

	$8,835	$17,909

Long-term ore on leach pads and ore stockpiles represent inventories expected to convert into saleable form beyond one year.

The amount of inventories recognized in cost of sales was $72.1 million during the year ended December 31, 2022 (2021: $84.8 million), including concentrates, ore on leach pads, and ore stockpiles write-down to net realizable value of $8.5 million, and spare parts and supplies write-down to net realizable value of nil (2021: $40.6 million and $0.1 million, respectively).